Exhibit 24

Power of Attorney

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Marc Cahn

does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to initial Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, relating to the group fixed contingent annuity contract and the group (or individual) contingent deferred annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of October, 2014.

/s/ Marc Cahn
Marc Cahn
Director, Assistant Secretary, Division General Counsel and Senior Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Alice Hocking

does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to initial Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, relating to the group fixed contingent annuity contract and the group (or individual) contingent deferred annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October, 2014.

/s/ Alice Hocking
Alice Hocking
Director and President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

Eric J. Martin

does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to initial Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, relating to the group fixed contingent annuity contract and the group (or individual) contingent deferred annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of November, 2014.

/s/ Eric J. Martin
Eric J. Martin
Director, Chief Financial Officer, Corporate Controller, Treasurer and Vice President

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

POWER OF ATTORNEY

John T. Mallett

does hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to initial Registration Statements filed on Form S-3 and any and all pre-effective and post-effective amendments thereto, filed by Transamerica Advisors Life Insurance Company under the Securities Act of 1933, relating to the group fixed contingent annuity contract and the group (or individual) contingent deferred annuity contract, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of October, 2014.

/s/ John T. Mallett
John T. Mallett
Director and Vice President